Exhibit 24

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as her Attorney-in-Fact in her name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ MELISSA LORA
Melissa Lora

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ ANIL ARORA
Anil Arora

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ EMANUEL CHIRICO
Emanuel Chirico

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ GEORGE DOWDIE
George Dowdie

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as her Attorney-in-Fact in her name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ JOIE A. GREGOR
Joie A. Gregor

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ RAJIVE JOHRI
Rajive Johri

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ RICHARD H. LENNY
Richard H. Lenny

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as her Attorney-in-Fact in her name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ RUTH ANN MARSHALL
Ruth Ann Marshall

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ CRAIG P. OMTVEDT
Craig P. Omtvedt

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ THOMAS K. BROWN
Thomas K. Brown

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as her Attorney-in-Fact in her name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ FRAN HOROWITZ
Fran Horowitz

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Carey L. Bartell as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 29, 2022, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of July, 2022.

/s/ SEAM M. CONNOLLY
Sean M. Connolly